Fourth Quarter 2006

Financial and Operating Results

For the period ended December 31, 2006

Conseco, Inc.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,” “may,”
“will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things:  (i) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (ii) mortality, morbidity, usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iii) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (iv) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (v) performance of our investments; (vi)
our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (vii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (viii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (ix) our ability to achieve an upgrade of the financial strength ratings of our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (x) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xi) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends to us, regulation of financial services affecting
(among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xii) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the returns on and the market value of our investments, and the lapse rate and profitability of policies; and (xiii) changes in the
Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):  operating earnings measures; book value excluding accumulated other comprehensive income (loss) per diluted share; operating return measures;
earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

Pre-tax operating earnings from Bankers Life: $69.1 million, up from Q3 2006 and Q4 2005

Pre-tax operating earnings from Colonial Penn: $5.4 million, up from Q3 2006 and Q4 2005

Results from the LTC Closed Block continue to be volatile: loss of $57.3 million in Q4 2006

Pre-tax operating earnings from Conseco Insurance Group (CIG): $23.9 million, down from Q3 2006 and Q4 2005

Unusual items decreasing (increasing) income:

Specified disease (CIG)                                                                                    $11.7 million

Life reserve and VOBA changes (CIG)                                                 $16.1 million

Annuity reserves (Bankers)                                                                            ($7.4) million

Experience-related (Bankers)                                                                       $8.4 million

LTC data refinements (LTC Closed Block)                                         $7.1 million

Experience-related (LTC Closed Block)                                                $54.1 million

Financial Highlights

CNO

In December, announced plans to consolidate certain back-office operations from
Chicago to Carmel

Expect to complete consolidation in 2007, reducing expense run rate by $25 million

Management changes to support reorganization: new company-wide operations leader, new LTC leader

In December, announced plans to purchase up to $150 million of common equity

1.24 million shares purchased to date (approximate cost: $25 million)

Management’s Actions in Q4

CNO

Q4 2005
$89.7
Q1 2006
$85.8
Q2 2006
$89.1
Q3 2006
$91.6
Q4 2006
$87.2

New Business

Volumes (NAP)

CNO Consolidated

(in millions)

Decrease from Q4 2005 due to
decline in Medicare supplement
sales, due primarily to competition
from Med Advantage and private
fee for service plans, partially
offset by increased annuity sales

Decrease from Q3 2006 due to
decline in annuity sales

Q3 2006 was strongest annuity
sales quarter of year

*New business volumes are measured by new annualized premium, which includes 6% of annuity premiums, 10%
of single-premium whole life deposits, and 100% of all other premiums.  Excludes prescription drug sales (PDP).

$83.5
$610.0
$302.0
$27.7
$76.6
$621.9
$349.0
$29.7
Q4 2005
Q4 2006

Collected

Premium Growth

CNO Consolidated

($ millions)

$1,023.2

$1,077.2

CIG*

Bankers*

Run-Off

Consolidated premiums up
$54 million (5%) vs. Q4 2005

Growth in all core businesses

Colonial Penn*

$3,958.7

$3,897.8

$3,706.6

$3,606.3

$3,574.0

Trailing 4 Qtrs. Collected Premium-Core Businesses*:

Q4 2006

Q3 2006

Q2 2006

Q1 2006

Q4 2005

Q4 2005
$0.44
Q1 2006
$0.36
Q2 2006
($0.21)
Q3 2006
$0.35
Q4 2006
$0.04

Q4 2005
$0.44
Q1 2006
$0.36
Q2 2006
$0.46
Q3 2006
$0.35
Q4 2006
$0.04

Operating EPS (Diluted)

CNO

Operating EPS, Before Q2 2006 Charge**

**Operating earnings per share, before Q2 2006
charge related to the tentative litigation settlement.
See Appendix for corresponding GAAP measure.

Operating EPS*

*Operating earnings per share exclude net realized
investment gains (losses). See Appendix for
corresponding GAAP measure.

Q4 2005
8.6%
Q1 2006
7.7%
Q2 2006
4.8%
Q3 2006
4.1%
Q4 2006
2.6%

Q4 2005
10.3%
Q1 2006
9.6%
Q2 2006
9.3%
Q3 2006
8.6%
Q4 2006
6.5%

Operating ROE

CNO

Operating ROE*, Trailing 4 Quarters

Operating ROE (excl. Q2 2006 charge and
NOLs)**, Trailing 4 Quarters

*Operating return excludes net realized
investment gains (losses).  Equity excludes
accumulated other comprehensive income
(loss) and assumes conversion of preferred
stock.  See Appendix for corresponding GAAP
measure.

**Operating return before Q2 2006 charge
related to the tentative litigation settlement.
Equity also excludes the value of net operating
loss carryforwards.  See Appendix for
corresponding GAAP measure.

Q4 Earnings

CNO Consolidated

*Management believes that an analysis of earnings before net realized investment gains (losses) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense and the effects of the 2005 issuance of convertible debentures and the amendment of our credit facility; and (2) net realized gains (losses) that are unrelated to the company’s underlying fundamentals. The chart above provides a reconciliation of EBIT to net income applicable to common stock.

($ millions)

Q4 2005

Q4 2006

Bankers Life

$63.5

$69.1

Conseco Insurance Group

59.1

23.9

Colonial Penn

3.3

5.4

Other Business in Run-Off

17.9

(57.3)

Corporate operations, excluding interest expense

(13.6)

(0.4)

    Total EBIT*

130.2

40.7

Corporate interest expense and loss on extinguishment of debt

(10.9)

(16.7)

    Income before net realized investment losses and taxes

119.3

24.0

Tax expense

39.4

8.8

    Net income before net realized losses

79.9

15.2

Preferred stock dividends

9.5

9.5

    Net operating income

70.4

5.7

Net realized investment losses, net of related amortization and taxes

(2.8)

(9.4)

    Net income (loss) applicable to common stock

$67.6

($3.7)

Q4 Earnings

Bankers

($ millions)

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 10 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

2006 Return on Equity (before realized investment gains/(losses): 11.4%

Q4 2005

Q4 2006

Insurance policy income

$357.8

$387.8

Net investment income

118.3

145.3

Fee revenue and other income

0.9

1.2

    Total revenues

477.0

534.3

Insurance policy benefits

285.3

309.8

Amounts added to policyholder account balances

43.2

56.4

Amortization related to operations

49.9

57.2

Other operating costs and expenses

35.1

41.8

    Total benefits and expenses

413.5

465.2

    Income before net realized investment losses, net of

      related amortization and income taxes

$63.5

$69.1

Q4 Earnings

CIG

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 10 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

($ millions)

2006 Return on Equity (before realized investment gains/(losses): 6.0%

Q4 2005

Q4 2006

Insurance policy income

$255.2

$245.1

Net investment income

175.9

200.7

Fee revenue and other income

0.3

(0.1)

    Total revenues

431.4

445.7

Insurance policy benefits

189.9

209.8

Amounts added to policyholder account balances

68.9

98.4

Amortization related to operations

44.1

40.0

Other operating costs and expenses

69.4

73.6

    Total benefits and expenses

372.3

421.8

    Income before net realized investment gains (losses), net of related amortization and income taxes

$59.1

$23.9

Q4 Earnings

Colonial Penn

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 10 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

2006 Return on Equity (before realized investment gains/(losses): 12.0%

($ millions)

Q4 2005

Q4 2006

Insurance policy income

$28.5

$31.0

Net investment income

9.7

10.2

Fee revenue and other income

0.2

0.2

    Total revenues

38.4

41.4

Insurance policy benefits

27.1

26.4

Amounts added to policyholder account balances

0.3

0.3

Amortization related to operations

3.6

4.6

Other operating costs and expenses

4.1

4.7

    Total benefits and expenses

35.1

36.0

    Income before net realized investment losses and income taxes

$3.3

$5.4

Q4 Earnings

Other Business in Run-off

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 10 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

($ millions)

2006 Return on Equity (before realized investment gains/(losses): (11.9%)

Q4 2005

Q4 2006

Insurance policy income

$86.7

$82.2

Net investment income

44.2

45.6

Fee revenue and other income

0.1

0.1

    Total revenues

131.0

127.9

Insurance policy benefits

86.3

162.7

Amortization related to operations

4.7

5.3

Other operating costs and expenses

22.1

17.2

    Total benefits and expenses

113.1

185.2

    Income (loss) before net realized investment losses and income taxes

$17.9

($57.3)

Q4 2005
$24.26
Q1 2006
$24.56
Q2 2006
$25.84
Q3 2006
$25.81
Q4 2006
$25.64

Book Value Per Diluted Share*

CNO

*Book value excludes accumulated other comprehensive income (loss). Shares outstanding assumes:

(1) conversion of convertible securities; and (2) the exercise of outstanding stock options and vesting of restricted stock (each calculated using the treasury stock method). See Appendix for corresponding GAAP measure.

Reflects dilution as if our
preferred stock had converted

Change in Q4 2006 reflects:

Q4 net loss

Slight increase in diluted shares
outstanding

Q4 2005
16.1%
Q1 2006
15.2%
Q2 2006
14.5%
Q3 2006
14.4%
Q4 2006
17.3%

CNO

Debt to Total Capital Ratio*

Increase in Q4 2006 reflects
refinancing completed in
October

*Excludes accumulated other comprehensive income (loss). See Appendix for corresponding GAAP measure.

Q4 2005
358%
Q1 2006
348%
Q2 2006
331%
Q3 2006
324%
Q4 2006
357%

Consolidated RBC Ratio*

CNO

Ratio remains strong

Increase in Q4 2006 reflects
contribution of proceeds from
October refinancing

*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.

Q4 2005
$347.8
Q1 2006
$350.3
Q2 2006
$356.5
Q3 2006
$359.5
Q4 2006
$364.3

Net Investment Income

CNO

($ millions)

Yields increased by 7 bps
despite low market rate
environment

Net investment income from the prepayment of securities:                       $5.2                 $1.2                $5.3                $0.5               $1.0

General Account Investment Income,

Excluding Corporate Segment

5.72%

5.72%

5.71%

5.64%

5.65%

Yield:

BB+
and below
7%
BBB-
6%
AAA
33%
BBB
12%
BBB+
11%
AA
6%
A
25%

High-Quality Assets

CNO

Portfolio quality remains high

Less than 7% of portfolio is
below investment grade

Actively Managed Fixed Maturities by Rating at
12/31/06 (Market Value)

12/31/06

93%

9/30/06

95%

6/30/06

95%

3/31/06

95%

12/31/05

96%

% of Bonds which are Investment Grade:

Q4 2005
63.2%
Q1 2006
64.2%
Q2 2006
62.5%
Q3 2006
63.3%
Q4 2006
65.8%

Q4 2005
49.4%
Q1 2006
45.1%
Q2 2006
64.4%
Q3 2006
83.1%
Q4 2006
143.5%

Aggregate Interest-Adjusted

Health Benefit Ratio*

CNO

Loss ratios in our core
businesses increased to 65.8%

Primarily driven by claim reserve
deficiencies of $8.9 million in the
Bankers Life segment and $11.7
million arising from the correction
of specified disease reserve
valuation errors in the Conseco
Insurance Group segment

Loss ratio in non-core LTC
Closed Block increased to
143.5%

Aggregate Health Benefit Ratio – By Quarter

Core (BLC, CIG & CP) Business

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Aggregate Health Benefit Ratio – By Quarter

Run-Off Business

Q4 2005
$584.4
Q1 2006
$577.9
Q2 2006
$573.2
Q3 2006
$578.3
Q4 2006
$575.4

Expenses

CNO

($ millions)

Gross Operating Expenses*, Trailing 4 Quarters

*Gross operating expenses before capitalization of cost of policies produced, capitalization of software development costs and other adjustments.  Costs related to the tentative litigation settlement are not included in our gross operating expenses.  This measure is used by the Company to evaluate its progress in reducing gross operating expenses.

Q4 2005
$59.1
Q1 2006
$41.9
Q2 2006
$64.7
Q3 2006
$58.5
Q4 2006
$23.9

Segment Performance

CIG

*Operating earnings exclude net realized gains (losses). Q2 2006 excludes tentative litigation settlement.
See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q4 2006 includes:

Correction of specified disease valuation
errors ($11.7 million, net of amortization)

$16.1 million related to reserves and
VOBA on life insurance policies

PTOI-Trailing 4 Quarters:                    $256.7             $234.2           $232.8           $224.2         $189.0

Revenues-Quarterly:                               $431.4              $438.8           $408.6            $436.0         $445.7

Pre-Tax Operating Income*

Revenues-Tr. 4 Quarters:                 $1,767.9         $1,772.0      $1,736.6       $1,714.8   $1,729.1

($ millions)

Q4 2005 included:

$8.8 million pre-tax gain on termination of
post-retirement benefit plan

Q4 2005
58.6%
Q1 2006
60.3%
Q2 2006
56.9%
Q3 2006
66.8%
Q4 2006
64.1%

Benefit Ratio* –

Medicare Supplement

CIG

Benefit ratios in 2005 and first half
of 2006 benefited from release of
policy benefit reserves related to
increase in policyholder lapses

Persistency improved in Q3 and
Q4 2006

Trailing 4 Quarter Avg.:      59.4%            60.8%          59.3%           60.6%           61.9%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q4 2005
48.1%
Q1 2006
45.9%
Q2 2006
48.2%
Q3 2006
41.2%
Q4 2006
52.5%

Interest-Adjusted Benefit Ratio* –

Specified Disease

CIG

Benefit ratio in Q4 2005 and first half
of 2006 reflected higher-than-expected
incurred claims, driven primarily by
continued incidence of paid claims
with old initial incurred dates

Paid base claims in Q4 2006 were
lowest we have seen since 2004

However, correction of valuation
errors resulted in higher benefit ratio
in Q4 2006 (Q4 benefit ratio would
compare favorably to prior quarters
without this adjustment)

Trailing 4 Quarter Avg.:      45.1%          45.4%            46.7%           45.9%           47.0%

Qtrly. non-int. adjusted:      79.6%          77.5%            79.9%           73.6%           84.9%

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Q4 2005
$5.3
Q1 2006
$8.3
Q2 2006
$7.9
Q3 2006
$6.5
Q4 2006
$7.9

Premiums -

Medicare Supplement

CIG

($ millions)

49% increase in first-year
premiums vs. Q4 2005

94% increase in 2006 first-year
premiums vs. 2005

First-Year Prems.-Tr. 4 Qtrs:     $15.8             $21.0              $25.6              $28.0              $30.6

Total Premiums-Quarterly:          $68.4              $65.9              $61.9            $54.6              $61.8

Medicare Supplement  – First-Year Premiums

NAP-Quarterly:                                     $8.2                  $10.5                $9.0                $6.2                 $6.4

NAP-Trailing 4 Quarters:             $22.5               $29.5                $34.3            $33.9              $32.1

Q4 2005
$7.4
Q1 2006
$7.2
Q2 2006
$7.0
Q3 2006
$6.8
Q4 2006
$7.1

Premiums –

Specified Disease

CIG

($ millions)

NAP at PMA (wholly owned
distribution subsidiary)
gaining momentum

First-Year Prems.-Tr. 4 Qtrs:         $30.6            $29.7             $28.8                $28.4            $28.1

Total Premiums-Quarterly:             $88.5             $91.4              $88.8               $88.1            $89.4

Specified Disease  – First-Year Premiums

NAP-Quarterly:                                         $7.3                  $6.2                  $7.3                  $7.7               $8.6

NAP-Trailing 4 Quarters:                 $31.5              $29.5              $27.9              $28.5             $29.8

Q4 2005
$1.6
Q1 2006
$1.7
Q2 2006
$1.7
Q3 2006
$1.7
Q4 2006
$1.6

Premiums –

Life Insurance

CIG

($ millions)

Line being revitalized

New channel leader hired in May

3 field VPs added

First-Year Prems.-Tr. 4 Qtrs:          $8.2                  $7.1                $6.7                   $6.7                 $6.7

Total Premiums-Quarterly:             $76.3               $84.1            $78.3               $78.3              $73.9

Life – First-Year Premiums

NAP-Quarterly:                                         $2.2                  $1.7                  $1.1                  $1.0               $1.8

NAP-Trailing 4 Quarters:                   $5.7                 $6.5                 $6.5                  $6.0               $5.6

Q4 2005
$60.7
Q1 2006
$31.6
Q2 2006
$87.0
Q3 2006
$178.8
Q4 2006
$118.1

Premiums –

Annuity

CIG

($ millions)

Continued strength

First-year premiums up 95% for
quarter, 193% for year

TSA and IMO channels gaining
momentum

Significant contributions from our
national partners

First-Year Prems.-Tr. 4 Qtrs:       $141.9           $153.3         $218.6            $358.1          $415.5

Total Premiums-Quarterly:             $65.0               $36.2            $92.4             $182.8           $121.9

Annuity – First-Year Premiums

Segment Summary

CIG

Continued focus on:

Executing our Worksite strategy

Building our Life Insurance strategy

Establishing national partner relationships

Product development

Health Insurance producer recruiting

Q4 2005
$63.5
Q1 2006
$57.2
Q2 2006
$63.7
Q3 2006
$68.4
Q4 2006
$69.1

Segment Performance

Bankers

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q4 2005-Q4 2006 earnings
improvement driven by:

Improving Medicare Supplement
benefit ratio

Higher investment income

Coventry quota share/distribution fee

Offset by worsening loss experience
on LTC business

PTOI-Trailing 4 Quarters:              $234.4            $238.9            $239.4          $252.8          $258.4

Revenues-Quarterly:                         $477.0             $507.9            $509.0           $525.9          $534.3

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:           $1,854.8      $1,922.3       $1,970.3       $2,019.8   $2,077.1

($ millions)

Q4 2005
70.5%
Q1 2006
68.1%
Q2 2006
67.9%
Q3 2006
65.7%
Q4 2006
65.4%

Benefit Ratio* –

Medicare Supplement

Bankers

Improving benefit ratio reflects:

Pricing action taken early in 2006

Claim redundancies for 2005 and
prior incurred claims

Claim experience continues to be
favorable

Trailing 4 Quarter Avg.:      71.7%            70.7%          69.6%             68.1%         66.8%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q4 2005
67.0%
Q1 2006
66.9%
Q2 2006
66.8%
Q3 2006
68.8%
Q4 2006
76.9%

Interest-Adjusted Benefit Ratio* –

Long Term Care

Bankers

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Increase in Q4 2006 ratio reflects:

Higher initial claims, particularly in
more expense-comprehensive policies

Higher persistency

Approximately $8.4 million of claim
reserve deficiencies in prior periods
recognized in Q4

Trailing 4 Quarter Avg.:      65.1%            65.8%          66.4%           67.4%           69.9%

Qtrly. non-int. adjusted:      96.1%            96.5%          96.2%           98.2%        106.7%

Q4 2005
$20.6
Q1 2006
$24.8
Q2 2006
$24.5
Q3 2006
$23.2
Q4 2006
$25.3

Premiums –

Medicare Supplement/PDP

Bankers

($ millions)

Strong sales

Q4 2006 first-year premiums up 23%
vs. Q4 2005

2006 first-year premiums up 32% vs.
2005

$77 million of PDP collected premium
in 2006

Med. Supp. First-Year Prems.-Tr. 4 Qtrs:               $74.1               $81.2             $88.1              $93.1              $97.8

Med. Supp. Total Premiums-Quarterly:                   $159.5           $168.5          $156.7            $146.7          $157.2

Medicare Supplement  – First-Year Premiums

*Excluded from amounts presented above.

$17.8

$20.8

$32.1

$6.0

--

PDP Premiums-Quarterly*:

Med. Supp. NAP-Quarterly:                                               $21.8                  $20.7             $18.4              $15.3               $18.4

Med. Supp. NAP-Trailing 4 Quarters:                         $71.9                $75.3            $76.7               $76.2              $72.8

New Product Rollout –

Medicare Advantage Private Fee

Bankers

Partnering with Coventry Health Care

Fee-based distribution agreement

Quota share reinsurance

Strong early indications

Enrolled 14,000 members through 12/31/06

66% of sales are new households

15% of sales replace an existing Bankers Medicare Supplement plan

Per policy profits expected to be substantially higher than Medicare Supplement

Activity will first be reflected in 2007 financials

Q4 2005
$15.3
Q1 2006
$14.2
Q2 2006
$13.1
Q3 2006
$12.0
Q4 2006
$11.9

Premiums –

Long-Term Care

Bankers

($ millions)

Steady decline in first-year
premiums over the past five
quarters

New sales are meeting our return
objectives

First-Year Prems.-Tr. 4 Qtrs:         $65.4             $62.5               $58.5               $54.6            $51.2

Total Premiums-Quarterly:            $141.1           $145.7           $151.5            $145.0         $150.2

Long-Term Care  – First-Year Premiums

NAP-Quarterly:                                        $13.8                $11.4               $12.7              $12.5             $11.0

NAP-Trailing 4 Quarters:                 $63.4                $57.1              $52.5              $50.4             $47.6

Q4 2005
$22.0
Q1 2006
$20.7
Q2 2006
$23.3
Q3 2006
$24.4
Q4 2006
$21.9

Premiums –

Life Insurance

Bankers

($ millions)

Growth driven by:

Continued focus on new agent
training

Expanded advanced life insurance
training for veteran agents

2006 first-year premiums up 22% vs.
2005

First-Year Prems.-Tr. 4 Qtrs:              $74.1               $84.2              $88.4               $90.4            $90.3

Total Premiums-Quarterly:                   $42.7                $43.2              $46.6               $47.8            $46.6

Life – First-Year Premiums

NAP-Quarterly:                                               $9.8                   $10.9                $11.1            $12.9               $11.4

NAP-Trailing 4 Quarters:                       $41.4                $42.9              $42.8            $44.7              $46.3

Q4 2005
$263.6
Q1 2006
$232.5
Q2 2006
$237.3
Q3 2006
$277.3
Q4 2006
$247.5

Premiums –

Annuity

Bankers

($ millions)

Q4 2006 first-year premiums
down 6% vs. Q4 2005

2006 first-year premiums up 5%
over 2005

First-Year Prems.-Tr. 4 Qtrs:            $948.3          $960.5           $960.1         $1,010.7       $994.6

Total Premiums-Quarterly:                 $264.1           $233.4           $238.3           $278.2          $247.6

Annuity – First-Year Premiums

Segment Summary

Bankers

Improving fundamentals in the business

65.4% Medicare Supplement benefit ratio

Execution of LTC inforce re-rate actions

First-year collected premium

Q4 2006 - $325 million, up 1% over Q4 2005

FY 2006 - $1,312 million, up 13% over 2005

Q4 2005
$3.3
Q1 2006
$5.1
Q2 2006
$6.5
Q3 2006
$4.6
Q4 2006
$5.4

Segment Performance

Colonial Penn

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Earnings improvement driven by:

Premium growth

Favorable benefit ratios

PTOI-Trailing 4 Quarters:                $20.0               $19.0                $20.3              $19.5              $21.6

Revenues-Quarterly:                           $38.4                $36.2                $34.9              $38.4              $41.4

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $140.2           $143.4           $145.9            $147.9          $150.9

($ millions)

Q4 2005
$5.0
Q1 2006
$5.5
Q2 2006
$5.7
Q3 2006
$5.8
Q4 2006
$5.9

Premiums –

Life Insurance

Colonial Penn

($ millions)

Growth driven by:

Increased but focused ad spend

Expanding breadth of lead sources

Improving direct mail productivity

Expanding product offerings

Improving telemarketing productivity

First-Year Prems.-Tr. 4 Qtrs:         $19.4             $20.2               $21.2               $22.0            $22.9

Total Premiums-Quarterly:             $24.4               $23.4                $21.6              $25.4            $26.8

Life – First-Year Premiums

NAP-Quarterly:                                           $7.2                  $8.4                  $9.1                  $8.3               $7.5

NAP-Trailing 4 Quarters:                   $30.2              $30.4              $32.2              $33.0             $33.3

Segment Summary

Colonial Penn

Focus on business fundamentals delivers profitable growth

At the core, a fact-based, financially disciplined approach

Fact-based management of the profit drivers of our business

Seek continuous improvement in marketing campaigns

Provide quality customer service experience

Treat every contact as a sales opportunity

Maintain rigorous expense discipline

Achieve organic growth at an acceptable ROE

Q4 2005
$17.9
Q1 2006
$24.0
Q2 2006
$4.4
Q3 2006
-$13.0
Q4 2006
-$57.3

Segment Performance

LTC Closed Block

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Results adversely affected by:

$54.1 million from adverse claims
experience on claims incurred in previous
periods of which $24.5 million related to the
first three quarters of 2006

$7.1 million related to data refinements

Results favorably affected by:

$8.2 million for year-end adjustments to
expense and premium accruals

PTOI-Trailing 4 Quarters:                $77.2               $79.7                $62.7              $33.3           ($41.9)

Revenues-Quarterly:                         $131.0             $133.7            $126.8           $128.1          $127.9

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $537.2           $536.1           $528.1            $519.6          $516.5

($ millions)

Collected Premiums-Quarterly:    $83.5             $88.4              $82.4               $80.4               $76.6

Q4 2005
49.4%
Q1 2006
45.1%
Q2 2006
64.4%
Q3 2006
83.1%
Q4 2006
143.5%

Interest-Adjusted

Benefit Ratio*

Loss ratio has risen for past three
quarters

Trailing 4 Quarter Avg.:      49.2%            48.4%          52.1%           60.1%           83.2%

Qtrly. non-int. adjusted:      99.5%            94.8%         118.0%       136.0%      198.2%

LTC Closed Block

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Progress continues on initiatives

Premium re-rates

Claims management

Technology

Talent and organizational design

Program for Improvement

LTC Closed Block

Re-rates Submitted: 71% of Goal
$65.6
$ Millions
$0.0
$9.9
$26.3
$39.4
8/31/06
10/31/06
3/1/07

Re-rates Approved: 46% of Goal
$41.7
$ Millions
$0.0
$0.0
$8.3
$19.2
8/31/06
10/31/06
3/1/07

Re-rates Implemented: 38% of Goal
$35.0
$ Millions
$0.0
$0.0
$4.8
$13.1
8/31/06
10/31/06
3/1/07

Premium Re-rates

LTC Closed Block

Re-Rate Impact on Premium in Force
Additional Premium In Force
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08

Re-rate revenue will build through 2007 and 2008;

not fully reflected until early 2009

Filings

Approvals

System Implementation

Monthly

Quarterly

Semi-Annual

Annual

Billing Cycle

Rate Effective Date

Premium Re-rates

LTC Closed Block

Claims management

Engaged two leading LTC administration companies to study our current practices

Implemented significant changes to claim eligibility and care management practices

Expect to reduce claims costs throughout 2007 and into 2008 as result of more accurately paying claims according to policy
provisions

Program for Improvement

LTC Closed Block

Technology

Installed workflow system to better monitor incoming work and inventories

Progressing on development of improved policy/benefit repository and accumulator tool

Finalizing evaluation of strategic LTC system

Evaluating opportunities to automate manually-intensive
processes

Program for Improvement

LTC Closed Block

Talent and organizational design

Increased specialization of claim adjudication teams

Realigned training and audit areas with claim processing function

Continued focus on compliance has led to improved complaint-
handling process

Program for Improvement

LTC Closed Block

Disappointing financial results for the quarter

However, significant progress in:

$35 million premium re-rate program

Improved claims management practices

Implementation of system tools

Segment Summary

LTC Closed Block

CNO Summary

A messy quarter – significant one-time items

Ongoing volatility in LTC Run-off Block

Steps to improve earnings:

LTC Run-off: reduction in claims leakage of $10 million per
quarter by year-end

LTC Re-rates: re-rates adding in excess of $30 million per year by year-end

Reorganization: $25 million per year in annual savings by year-
end

Continued growth of core business at Bankers, Colonial Penn
and CIG

Questions and Answers

Appendix:
Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Also refer to our latest Form 10-K and Form 10-Q for information concerning non-
GAAP measures.

Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the Company’s underlying fundamentals.

In addition, our results for Q2 2006 were affected by an unusual and significant charge related to a tentative litigation settlement.  Management does not believe that a similar charge is likely to recur within two years, and there were no similar charges recognized within the prior two years.
Management believes an analysis of operating earnings before this charge is important to evaluate the performance of the Company prior to the effect of this unusual and significant charge.

Appendix:
Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to the net operating income, excluding Q2 2006 charge related to tentative litigation settlement (and related per share amounts) is as follows (dollars in millions, except per share amounts):

Q4 05

Q1 06

Q2 06

Q3 06

Q4 06

Net income (loss) applicable to common stock

67.6

$

55.1

$

(31.8)

$

38.9

$

(3.7)

$

Net realized investment losses, net of related

amortization and taxes

2.8

0.7

0.1

13.9

9.4

Net operating income (loss) (a non-GAAP

financial measure)

70.4

55.8

(31.7)

52.8

5.7

2Q2006 charge related to the tentative litigation

settlement, net of taxes

-

-

102.1

-

-

Net operating income before Q2 2006 charge related

to the tentative litigation settlement

(a non-GAAP financial measure)

70.4

$

55.8

$

70.4

$

52.8

$

5.7

$

Per diluted share:

Net income (loss)

0.42

$

0.35

$

(0.21)

$

0.26

$

(0.02)

$

Net realized investment losses, net of related

amortization and taxes

0.02

0.01

-

0.09

0.06

Net operating income (loss) (a non-GAAP

financial measure)

0.44

0.36

(0.21)

0.35

0.04

Q2 2006 charge related to the tentative litigation

settlement, net of taxes

-

-

0.67

-

-

Net operating income before Q2 2006 charge related

to the tentative litigation settlement

(a non-GAAP financial measure)

0.44

$

0.36

$

0.46

$

0.35

$

0.04

$

Appendix:
Information Related to Certain Non-GAAP Financial Measures

Book value, excluding accumulated other comprehensive income, per diluted share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Appendix:
Information Related to Certain Non-GAAP Financial Measures

A reconciliation from book value per diluted share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

Q4 05

Q1 06

Q2 06

Q3 06

Q4 06

Total shareholders' equity

4,519.8

$

4,283.3

$

4,296.6

$

4,712.7

$

4,713.1

$

Less accumulated other comprehensive income (loss)

71.7

(224.2)

(445.6)

(71.8)

(72.6)

Total shareholders' equity excluding

accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

4,448.1

$

4,507.5

$

4,742.2

$

4,784.5

$

4,785.7

$

Diluted shares outstanding for the period

183,319,806

183,532,954

183,554,073

185,354,251

186,665,776

Book value per diluted share

24.66

$

23.34

$

23.41

$

25.43

$

25.25

$

Less accumulated other comprehensive income (loss)

0.40

(1.22)

(2.43)

(0.38)

(0.39)

Book value, excluding accumulated other

comprehensive income (loss), per diluted share

(a non-GAAP financial measure)

24.26

$

24.56

$

25.84

$

25.81

$

25.64

$

Appendix:
Information Related to Certain Non-GAAP Financial Measures

Operating return measures

Management believes that an analysis of return before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the
Company’s underlying fundamentals.

In addition, our return for Q2 2006 was affected by an unusual and significant charge related to a tentative litigation settlement.  Management does not believe that a similar charge is likely to recur within two years, and there were no similar charges recognized within the prior two years.
Management believes an analysis of return before this charge is important to evaluate the performance of the Company prior to the effect of this unusual and significant charge.

This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss).  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets).  In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid).  Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period.  Equity in all periods assumes the conversion of our 5.5% Class B Mandatorily Convertible Preferred Stock (which will occur in May
2007).  In addition, the Company plans to change the way compensation for its executives is determined in the future.  Operating return measures will be the primary manner of measuring the performance of our business units and will be used as a basis for incentive compensation.

All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level.  Additionally, corporate expenses have been allocated to the segments.

Appendix:
Information Related to Certain Non-GAAP Financial Measures

A reconciliation of return on common equity to operating return (less Q2 2006 charge related to the tentative litigation settlement) on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

(continued on next page)

Q4 05

Q1 06

Q2 06

Q3 06

Q4 06

Net income (loss) applicable to common stock

67.6

$

55.1

$

(31.8)

$

38.9

$

(3.7)

$

Net realized investment (gains) losses, net of related

amortization and taxes

2.8

0.7

0.1

13.9

9.4

Net operating income (loss) (a non-GAAP

financial measure)

70.4

55.8

(31.7)

52.8

5.7

Q2 2006 charge related to the tentative litigation

settlement, net of taxes

-

-

102.1

-

-

Add preferred stock dividends, assuming conversion

9.5

9.5

9.5

9.5

9.5

Net operating income before Q2 2006 charge related

to the tentative litigation settlement

(a non-GAAP financial measure)

79.9

$

65.3

$

79.9

$

62.3

$

15.2

$

Total shareholders' equity

4,519.8

$

4,283.3

$

4,296.6

$

4,712.7

$

4,713.1

$

Less preferred stock

667.8

667.8

667.8

667.8

667.8

Common shareholders' equity

3,852.0

3,615.5

3,628.8

4,044.9

4,045.3

Add preferred stock, assuming conversion

667.8

667.8

667.8

667.8

667.8

Less accumulated other comprehensive income (loss)

71.7

(224.2)

(445.6)

(71.8)

(72.6)

Common shareholder's equity, excluding accumulated

other comprehensive income (loss) (a non-GAAP

financial measure)

4,448.1

4,507.5

4,742.2

4,784.5

4,785.7

Less net operating loss carryforwards

1,118.3

1,112.1

1,346.6

1,346.7

1,340.0

Common shareholders' equity, excluding accumulated

other comprehensive income (loss) and net operating

loss carryforwards (a non-GAAP financial measure)

3,329.8

$

3,395.4

$

3,395.6

$

3,437.8

$

3,445.7

$

Appendix:
Information Related to Certain Non-GAAP Financial Measures

(continued from previous page)

Q4 05

Q1 06

Q2 06

Q3 06

Q4 06

Average common shareholders' equity

3,569.2

3,733.8

3,622.2

3,836.9

4,045.1

Average common shareholder's equity, excluding accumulated

other comprehensive income (loss)

(a non-GAAP financial measure)

4,119.8

4,477.8

4,624.9

4,763.4

4,785.1

Average common shareholders' equity, excluding

accumulated other comprehensive income

(loss) and net operating loss carryforwards

(a non-GAAP financial measure)

3,250.3

3,362.6

3,395.5

3,416.7

3,441.8

Return on equity ratios:

Return on common equity

7.6%

5.9%

-3.5%

4.1%

-0.4%

Operating return (less Q2 2006 charge related to the

tentative litigation settlement) on

common equity, excluding accumulated

other comprehensive income (loss)

(a non-GAAP financial measure)

7.8%

5.8%

6.9%

5.2%

1.3%

Operating return (less Q2 2006 charge related to the

tentative litigation settlement) on common

equity, excluding accumulated other

comprehensive income (loss) and

net operating loss carryforwards

(a non-GAAP financial measure)

9.8%

7.8%

9.4%

7.3%

1.8%

Appendix:
Information Related to Certain Non-GAAP Financial Measures

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the year ended December 31, 2006, is as follows (dollars in millions):

(Continued on next page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Pretax operating earnings (a non-GAAP financial measure)

32.0

$

258.4

$

21.6

$

(41.9)

$

(80.7)

$

189.4

$

2Q2006 charge related to the tentative litigation

settlement

157.0

-

-

-

-

157.0

Allocation of interest expense, excess capital and corporate expenses

(44.7)

(36.9)

(3.0)

(8.4)

93.0

-

Income tax (expense) benefit

(52.8)

(81.1)

(6.8)

18.4

(1.4)

(123.7)

Segment operating income (loss)

91.5

$

140.4

$

11.8

$

(31.9)

$

10.9

$

222.7

2Q2006 charge related to the tentative litigation settlement,

net of taxes

(102.1)

Net realized investment losses, net of related amortization and taxes

(24.1)

Net income

96.5

$

Appendix:
Information Related to Certain Non-GAAP Financial Measures

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss) and less income tax assets and assuming conversion of the convertible preferred stock (a non-GAAP financial measure) to common shareholders’ equity is as follows (dollars in millions):

(Continued on next page)

(Continued from previous page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

December 31, 2005

Common shareholders' equity, excluding accumulated

other comprehensive income (loss) and less income tax

assets representing net operating loss carryforwards

and assuming conversion of convertible preferred stock

(a non-GAAP financial measure)

1,518.8

$

1,194.2

$

92.6

$

246.4

$

277.8

$

3,329.8

$

Net operating loss carryforwards

1,118.3

-

-

-

-

1,118.3

Accumulated other comprehensive income (loss)

44.1

(2.2)

2.6

23.8

3.4

71.7

Allocation of capital

506.3

398.1

30.9

82.1

(1,017.4)

-

Total shareholders' equity

3,187.5

$

1,590.1

$

126.1

$

352.3

$

(736.2)

$

4,519.8

Less preferred stock

667.8

Common shareholders' equity

3,852.0

$

December 31, 2006

Common shareholders' equity, excluding accumulated

other comprehensive income (loss) and less income tax

assets representing net operating loss carryforwards

and assuming conversion of convertible preferred stock

(a non-GAAP financial measure)

1,546.5

$

1,274.3

$

103.6

$

290.3

$

231.0

$

3,445.7

$

Net operating loss carryforwards

1,340.0

1,340.0

Accumulated other comprehensive income (loss)

(25.6)

(41.6)

(1.2)

(7.3)

3.1

(72.6)

Allocation of capital

515.5

424.8

34.6

96.8

(1,071.7)

-

Total shareholders' equity

3,376.4

$

1,657.5

$

137.0

$

379.8

$

(837.6)

$

4,713.1

Less preferred stock

667.8

Common shareholders' equity

4,045.3

$

Appendix:
Information Related to Certain Non-GAAP Financial Measures

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss) and less income tax assets and assuming conversion of the convertible preferred stock (a non-GAAP financial measure) to average common shareholders’ equity at
December 31, 2006, is as follows (dollars in millions):

(Continued from previous page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Average common shareholders' equity, excluding accumulated

other comprehensive income (loss) and less income tax

assets representing net operating loss carryforwards

and assuming conversion of convertible preferred stock

(a non-GAAP financial measure)

1,532.7

$

1,234.3

$

98.1

$

268.4

$

254.3

$

3,387.8

$

Average net operating loss carryforwards

1,229.2

Average accumulated other comprehensive income (loss)

(0.5)

Average total shareholders' equity

4,616.5

Average preferred stock

667.8

Average common shareholders' equity

3,948.7

Return on equity ratios:

Return on equity

2.4%

Operating return on equity (less 2Q2006 charge

related to the tentative litigation settlement),

excluding accumulated other

comprehensive income (loss) and less income tax

assets representing net operating loss carryforwards

and assuming conversion of convertible preferred stock

(a non-GAAP financial measure)

6.0%

11.4%

12.0%

-11.9%

4.3%

6.5%

Appendix:
Information Related to Certain Non-GAAP Financial Measures

Debt to capital ratio, excluding accumulated other comprehensive income (loss)

This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Appendix:
Information Related to Certain Non-GAAP Financial Measures

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive income (loss), is as follows (dollars in millions):

Q4 05

Q1 06

Q2 06

Q3 06

Q4 06

Corporate notes payable

851.5

$

805.3

$

805.5

$

805.6

$

1,000.8

$

Total shareholders' equity

4,519.8

4,283.3

4,296.6

4,712.7

4,713.1

Total capital

5,371.3

5,088.6

5,102.1

5,518.3

5,713.9

Less accumulated other comprehensive income (loss)

(71.7)

224.2

445.6

71.8

72.6

Total capital, excluding accumulated other

comprehensive income (loss)

(a non-GAAP financial measure)

5,299.6

$

5,312.8

$

5,547.7

$

5,590.1

$

5,786.5

$

Corporate notes payable to capital ratios:

Corporate debt to total capital

15.9%

15.8%

15.8%

14.6%

17.5%

Corporate debt to total capital, excluding accum-

ulated other comprehensive income (loss)

(a non-GAAP financial measure)

16.1%

15.2%

14.5%

14.4%

17.3%